Fees Summary	Dec. 23, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	2,829.99
Total Transaction Valuation	20,492,304.89
Total Offset Amount	0.00
Net Fee	$ 2,829.99